EXHIBIT 32

Certification of Periodic Financial Report
Pursuant to 18 U.S.C. Section 1350

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of Criticare Systems, Inc. (the “Company”) certifies that the Annual Report on Form 10-K of the Company for the period ended June 30, 2003 fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and information contained in that report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: September 29, 2003                                /s/ Emil H. Soika
                                                                      _______________________
                                                                       Emil H. Soika,
                                                                       Chief Executive Officer

Date: September 29, 2003                                /s/ Michael J. Sallmann
                                                                                       ______________________________
                                                                       Michael J. Sallmann,
                                                                       Vice President – Finance

This Certification is made solely for purposes of 18 U.S.C. Section 1350, subject to the knowledge standard contained therein, and not for any other purpose.